ESCROW AGREEMENT

THIS ESCROW AGREEMENT, dated as of the 1st day of August, 2012 ("Escrow Agreement" or “Agreement"), is by and among Altametrics Xformity, LLC, a Delaware limited liability company  ("Buyer"), and XFormity, Inc., a Texas corporation ("Seller") and Corporate Stock Transfer, Inc. ("Escrow Agent").  Each of Buyer, Seller and Escrow Agent are hereinafter sometimes individually referred to herein as a “party” and collectively as the “parties”.

W I T N E S S E T H:

WHEREAS, Buyer and Seller are parties to that certain Asset Purchase Agreement dated August 1, 2012 (the "APA") pursuant to which Sellers have agreed to sell substantially all of its tangible and intangible assets associated with providing comprehensive business solutions to multi-unit business operations, including the business of developing, licensing, installing and maintaining web-based reporting and business intelligence software and providing other services related to such system (the "Business"); (all definitions used herein shall have the meaning assigned to them in the APA unless otherwise defined herein); and,

WHEREAS, pursuant to Section 2.6(b) of the APA, Buyer has agreed to place in escrow by wire transfer of immediately available funds to a single account designated by Escrow Agent in writing, six hundred fifty thousand and 00/100 Dollars ($650,000) of the Purchase Price (the “Escrow Amount”).

WHEREAS, the Escrow Agent has agreed to act as escrow agent pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the mutual obligations and covenants hereafter set forth, Buyer, Seller and the Escrow Agent hereby covenant and agree as follows:

1.

Designation of Escrow Agent.

Buyer and Seller hereby designate and appoint the Escrow Agent as escrow agent to serve in accordance with the terms of this Escrow Agreement during the Escrow Period.  The Escrow Agent hereby accepts such appointment and agrees to perform the duties set forth herein.

2.

Delivery of Escrow Amount to Escrow.

The parties hereby acknowledge and agree that concurrently with the execution and delivery of the APA, Buyer shall deliver to the Escrow Agent the Escrow Amount.

The Escrow Amount shall be held in escrow and distributed in accordance with the terms and provisions of this Escrow Agreement.

3.

Effect of Escrow.

Notwithstanding the delivery of the Escrow Amount to the Escrow Agent in accordance with Section 2 of this Escrow Agreement, the parties agree that Escrow Amount shall be deemed the property of Buyer, subject to the terms and conditions of this Escrow Agreement.

4.

Escrow Amount

(a)

The Escrow Agent shall have no discretion whatsoever with respect to the management, disposition or investment of the Escrow Amount and is not a trustee or fiduciary to any party hereto. The Escrow Agent shall hold the Escrow Amount in accordance with this Agreement.

5.

Release of Escrow Amount and Termination of Escrow.

(a)

The Escrow Agent shall disburse the Escrow Amount in accordance with the joint written instructions of Buyer and Seller given at any time.  Without limiting the generality of the foregoing, Buyer and Seller may deliver a joint written instruction (reasonably satisfactory to the Escrow Agent) directing the Escrow Agent to make one or more deliveries of the Escrow Amount.

(b)

Concurrently with the Closing of the APA, the Escrow Agent shall, upon receipt of written confirmation of the Closing signed by the Buyer and Seller and joint written instructions,   pay the Escrow Amount, to the Seller.

(c)

Should the parties fail for any reason to close upon the APA, and should the parties thereafter consummate the Back-Up APA, then concurrently with the closing of the Back-Up APA, the Escrow Agent shall pay the Escrow Amount to Jack Rabin, Trustee as the seller of the Subject Assets under the Back-Up APA.

(d)

If neither the APA nor the Back-Up APA have been consummated on or before the Termination Date (as defined in Section 12), then the Seller and the Buyer shall each provide the Escrow Agent with a certificate in writing setting for their position that such failure was due to either (i) the failure of a condition precedent in favor of the Seller (“Seller Failure”), (ii) the failure of a condition precedent in favor of the Buyer (“Buyer Failure”), or (iii) the Parties mutually acknowledged that they were unable to consummate both the the APA and the Back-Up APA without a breach by either Party due to a cause other than a Seller or Buyer Failure (“Transaction Failure”) and allowed the transaction to lapse as of the Termination Date of this Agreement.  If either party fails to provide the Escrow Agent with the certification provided for in this Section 5(d), it shall be presumed that the failure to close was due to the failure of the party defaulting in its undertaking to provide such certification.

(e)

If the written certifications agree that the failure to close on or before the Termination Date of this Agreement was due to a Seller Failure, the Escrow Agent shall deliver the Escrow Amount to the Buyer.  If the written certifications agree that the failure to close on or before the Termination Date of this Agreement was due to a Buyer Failure, the Escrow Agent shall deliver the Escrow Amount to the Seller.  The Escrow Amount will be delivered within thirty (30) days following the later of (1) the date of the written certifications (the latest date in the event of two separate correspondences), or (2) the Termination Date hereof.

(f)

If the written certifications disagree as to the cause of the failure to close prior to the Termination Date of this Agreement, the Escrow Agent shall retain all Escrow Amount until directed by an order issued by a court of competent jurisdiction or otherwise directed by a joint written instruction (reasonably satisfactory to the Escrow Agent) signed by both the Buyer and the Seller, or until the Termination Date.

(g)

If the written certifications agree that the failure to close on or before the Termination Date of this Agreement was without a breach by either Party due to a Transaction Failure, then the Escrow Agent shall disburse any and all Escrow Amounts remaining in escrow by delivering such Escrow Amount to the Buyer.   The Escrow Amount will be delivered within thirty (30) days following the later of (1) the date of the written certifications (the latest date in the event of two separate correspondences), or (2) the Termination Date hereof.

(h)

Notwithstanding the foregoing, upon termination of this Escrow Agreement in accordance with the provisions of Section 12 below, the Escrow Agent shall disburse any and all Escrow Amount remaining in escrow on the termination date by delivering such Escrow Amount to the Buyer.

6.

 Escrow Period.

The term of this Agreement shall commence on the date hereof and terminate as described in Section 12 herein. The period during which this Escrow Agreement shall be effective is herein referred to as the "Escrow Period."

7.

Escrow Agent.

(a)

The duties and responsibilities of the Escrow Agent shall be limited to those expressly set forth in this Agreement.  No implied duties of the Escrow Agent shall be read into this Agreement and the Escrow Agent shall not be subject to, or obliged to recognize any other agreement between, or direction or instruction of, any or all the parties hereto even though reference thereto may be made herein.

(b)

In the event all or any part of the Escrow Amount shall be attached, garnished or levied upon pursuant to any court order, or the delivery thereof shall be stayed or enjoined by a court order, or any other order, judgment or decree shall be made or entered by any court affecting the Escrow Amount, or any part thereof, or any act of the Escrow Agent, the Escrow Agent is hereby expressly authorized to obey and comply with all final writs, orders, judgments or decrees so entered or issued by any court; and, if the Escrow Agent obeys or complies with such writ, order, judgment or decree, it shall not be liable to Buyer, Seller, or to any other person by reason of such compliance.

(c)

Except for willful misconduct or gross negligence, the Escrow Agent shall not be liable to anyone for any damages, losses or expenses incurred as a result of any act or omission of the Escrow Agent. The Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted in good faith upon the advice of counsel for the Escrow Agent given with respect to any question relating to the duties and responsibilities of the Escrow Agent under this Agreement or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for herein, not only as to its due execution by an authorized person as to the validity and effectiveness of such instrument, but also as to the truth and accuracy of any information contained therein that the Escrow Agent shall in good faith believe to be genuine, to have been signed by a proper person or persons and to conform to the provisions of this Agreement.

(d)

The Escrow Agent shall not be responsible for the sufficiency or accuracy, or the form, execution, validity or genuineness, of documents received hereunder, or for any description therein, nor shall it be responsible or liable in any respect on account of the identity, authority or rights of any person executing or delivering or purporting to execute or deliver any such document or this Agreement, or on account of or by reason of forgeries, false representations, or the exercise of its discretion in any particular manner, nor shall the Escrow Agent be liable for any mistake of fact or of law or any error of judgment, or for any act or omission, except as a result of its gross negligence or willful malfeasance.  The Escrow Agent is not authorized and shall not disclose the name, address, or security positions of the parties or the securities held hereunder in response to requests concerning shareholder communications under Section 14 of the Exchange Act, the rules and regulations thereunder, and any similar statute, regulation, or rule in effect from time to time. Under no circumstances shall the Escrow Agent be liable for any general or consequential damages or damages caused, in whole or in part, by the action or inaction of Buyer, Seller, or any of their respective agents or employees.  The Escrow Agent shall not be liable for any damage, loss, liability, or delay caused by accidents, strikes, fire, flood, war, riot, equipment breakdown, electrical or mechanical failure, acts of God or any cause which is reasonably unavoidable or beyond its reasonable control.

(e)

The Escrow Agent may consult with legal counsel of its own choosing and shall be fully protected in acting or refraining from acting in good faith and in accordance with the opinion of such counsel.

(f)

In the event of a dispute between the parties hereto sufficient in the discretion of the Escrow Agent to justify its doing so, the Escrow Agent shall be entitled to tender the Escrow Amount into the registry or custody of any court of competent jurisdiction, to initiate such legal proceedings as it deems appropriate, and thereupon to be discharged from all further duties and liabilities under this Agreement.  Any such legal action may be brought in any such court as the Escrow Agent shall determine to have jurisdiction over the Escrow Amount.  The filing of any such legal proceedings shall not deprive the Escrow Agent of its compensation hereunder earned prior to such filing.

(g)

The Escrow Agent shall be under no duty to take any legal action in connection with this Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding that would result in or might cause it to incur any costs, expenses, losses or liability, unless and until it shall be indemnified with respect thereto in accordance with paragraph 8 of this Agreement.

(h)

Any other controversy or claim arising out of or relating to this Agreement, or the breach of the same, shall be settled through consultation and negotiation in good faith and a spirit of mutual cooperation.  However, if those attempts fail, each of the parties agrees that any dispute or controversy arising out of or in connection with this Agreement or any alleged breach hereof shall be settled by arbitration in Orange County, California, pursuant to the Commercial Arbitration Rules of the AAA.  If Buyer and Seller cannot jointly select a single arbitrator to determine the matter, one arbitrator shall be chosen by each of Buyer and Seller (or, if a party fails to make a choice, by the AAA on behalf of such party) and the two arbitrators so chosen will select a third (or, if they fail to make a choice, by the AAA).  The decision of the single arbitrator jointly selected by Buyer and Seller, or, if three arbitrators are selected, the decision of any two of them will be final and binding upon the parties and the judgment of a court of competent jurisdiction may be entered thereon.  The arbitrator or arbitrators shall award the costs and expenses of the arbitration, including reasonable attorneys' fees, disbursements, arbitration expenses, arbitrators' fees and the administrative fee of the AAA, to the prevailing party as shall be determined by the arbitrator or arbitrators.

8.

The Escrow Agent's Fees.

In consideration of its services as Escrow Agent, Buyer and Seller shall pay the Escrow Agent a fee of $1,500, to be shared equally by Buyer and Seller.

9.

Indemnification of the Escrow Agent.

Buyer and Seller each agree, jointly and severally, to indemnify the Escrow Agent and hold it harmless against any losses, claims, damages, liabilities and/or expenses, including reasonable costs of investigation and fees and expenses of independent counsel and disbursements (collectively, the "Escrow Agent Losses") which may be imposed upon the Escrow Agent or incurred by it in connection with the performance of its duties hereunder, including any litigation arising from this Escrow Agreement or involving its subject matter, except for Escrow Agent Losses incurred by the Escrow Agent resulting from its own gross negligence or willful misconduct.  In so agreeing to indemnify and hold harmless the Escrow Agent, as among themselves, Buyer and Seller intend hereby to share equally all amounts required to be paid pursuant to this Section 9.  This indemnification shall survive the termination or the resignation or removal of the Escrow Agent.

10.

Resignation of the Escrow Agent.

It is understood that the Escrow Agent reserves the right to resign as Escrow Agent at any time by giving written notice of its resignation, specifying the effective date thereof, to Buyer and Seller.  Within thirty (30) days after receiving the aforesaid notice, Buyer and Seller shall appoint a successor Escrow Agent to which the Escrow Agent may distribute the property then held hereunder, less its fees, costs and expenses (including counsel fees and expenses) which may remain unpaid at that time.  If a successor Escrow Agent has not been appointed and has not accepted such appointment by the end of such thirty (30) day period, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent and the fees, costs and expenses (including reasonable counsel fees and expenses) which it incurs in connection with such a proceeding shall be paid by the parties equally.

11.

Amendment.

This Escrow Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by and upon written notice to the Escrow Agent at any time given jointly by Buyer and Seller, but the duties or powers or responsibilities of the Escrow Agent may not be increased without its consent.  However, any successor to the business of Escrow Agent whether by reorganization or otherwise, will act with like effect as though originally named.  No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

12.

Termination.

This Agreement shall terminate (i) upon the delivery of the Escrow Amount in accordance with this Agreement or (ii) March 31, 2013, whichever occurs first.

13.

 Certain Corporate Matters.

Buyer hereby appoints the following persons to serve as authorized signatories of Buyer hereunder and to give any instruction contemplated hereby.  The signature set forth opposite each person's name is his genuine signature.

Name

Signature

__________________

Seller hereby appoints the following persons to serve as authorized signatories of Seller hereunder and to give any instruction contemplated hereby.  The signature set forth opposite each person's name is his genuine signature.

Name

Signature

__________________

Buyer and Seller may add additional authorized signatories, by notice to the other and to the Escrow Agent

14.

 Miscellaneous.

(a)

This Escrow Agreement is binding upon, and shall inure to the benefit of, and be enforceable by the respective beneficiaries, representatives, successors and assigns of the parties hereto.

(b)

Other than the APA, this Escrow Agreement contains the entire understanding of the parties with respect to the subject matter hereof.  Nothing herein shall limit or affect the rights of the parties under the APA.

(c)

This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of California

.

(d)

This Escrow Agreement, and any of the notices issued pursuant hereto, may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(e)

Article headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Escrow Agreement.

15.

 Notices.

All notices provided for hereunder shall be in writing and shall be deemed to be given:  (a) when delivered to the individual, or to an officer of the company to which the notice is directed; or (b) three days after the same has been deposited in the United States mail sent Certified or Registered mail with Return Receipt Requested, postage prepaid and addressed as provided in this paragraph; or (c) when delivered by an overnight delivery service (including Federal Express or United States

Express Mail) with receipt acknowledged and with all charges prepaid by the sender addressed as provided in this paragraph. Notices shall be directed as follows:

If to Seller, to:

XFormity,  Inc.
Attention:  Chris Ball

4100 Spring Valley Road, Suite 800

Dallas, TX 75244

Telephone:

(972) 661-1200

With a copy to:

Clifford L. Neuman, PC

Clifford L. Neuman, Esq.

1507 Pine Street

Boulder, Colorado 80302

Telephone:  303-449-2100

Email:  clneuman@neuman.com

If to Buyer, to:

Altametrics Xformity, LLC
Attention:  Legal Department
3191 Red Hill Ave Suite 100
Costa Mesa, CA  92626

Telephone:

(800) 676-1281

With a copy to:

Stradling, Yocca, Carlson & Rauth

660 Newport Center Drive, Suite 1600

Newport Beach, CA. 92660

Attention:  Shivbir S. Grewal, Esq.

Tel No.:949-725-4119

If to Escrow Agent, to:

Corporate Stock Transfer, Inc.

Attention:  Carylyn Bell, President

3200 Cherry Creek South Drive, Suite 430

Denver, CO 80209

Telephone: (303) 282-4800

Fax: (303) 282-5800

If the date on which any action, calculation or notice required or permitted to be taken, made or given hereunder is other than a business day, then such action, calculation or notice, as the case may be, may be taken, made or given on the next succeeding business day.

IN WITNESS WHEREOF, this Escrow Agreement has been duly executed and delivered by the duly authorized officers of Buyer, Seller and the Escrow Agent, on the date first above written.

Altametrics Xformity, LLC,

ESCROW AGENT:

A Delaware limited liability company

Corporate Stock Transfer, Inc.

as Escrow Agent

By:

/s/ Mitesh Gala

By:

/s/ Carylyn Bell

XFormity, Inc.,

A Texas corporation

By:

/s/ Chris Ball